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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):   SEPTEMBER 21, 1999



                           PREMIER ACCEPTANCE CORPORATION
                           ------------------------------
               (Exact name of registrant as specified in its charter)


                           33-21775, 33-25070 AND 33-33261
                             (Commission File Numbers)

          DELAWARE                                               41-1615279
(State or other jurisdiction                                (I.R.S. Employer
of Incorporation)                                            Identification No.)


     PIPER JAFFRAY TOWER, 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA  55402
                (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code:     612-342-6000


                                   NOT APPLICABLE
           (Former name or former address, if changed since last report)
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Item 5.  OTHER EVENTS

     On September 21, 1999, the registrant sold its GNMA investments ("the Investments") on the open market at prices above par. The Investments are collateral on the outstanding bonds of the registrant, including Series 26 Class A and Class B, Series 27 Class A and Class B, and Series 28 Class A and Class B ("the Bonds"). The registrant has notified the trustee for the Bonds that the Bonds are called for redemption effective October 1. The Investments represented nearly all of the assets of the registrant.


                                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PREMIER ACCEPTANCE CORPORATION

                                   By   /s/ Sandra G. Sponem
                                        --------------------
                                        SANDRA G. SPONEM
                                        TREASURER


DATE:  SEPTEMBER 21, 1999